TORREY U.S. STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)

                              Financial Statements

                                 March 31, 2003

                  (With Independent Auditors' Report Thereon)
































                          Independent Auditors' Report



The Members and Board of Managers
Torrey U.S. Strategy Partners, LLC:


We have audited the accompanying statement of assets and liabilities of Torrey U.S. Strategy Partners, LLC, a Delaware limited liability company (the Fund), including the schedule of investments, as of March 31, 2003, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from inception (September 1, 2002) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the investment managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Torrey U.S. Strategy Partners, LLC as of March 31, 2003, and the results of its operations, changes in net assets, its cash flows, and financial highlights for the period from inception (September 1, 2002) to March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Salt Lake City, Utah
May 30, 2003



                   TORREY U.S. STRATEGY PARTNERS, LLC
                 (A Delaware Limited Liability Company)
                   Statement of Assets and Liabilities
                             March 31, 2003

                                Assets
Investments in limited partnerships, at fair
value (cost $18,950,000)                           $        19,819,238
Cash                                                           536,810
Receivable from investment advisor                              50,000
Other assets, net                                               36,900
                                                     ---------------------
                                                   $        20,442,948
                                                     =====================
                     Liabilities and Members' Equity
Liabilities:
        Advance member contributions               $           175,000
        Management fee payable                                  99,754
        Accrued expenses                                        61,468
                                                     ---------------------
                         Total liabilities                     336,222

Net assets representing members' equity                     20,106,726
                                                     ---------------------
                                                   $        20,442,948
                                                     =====================
                         Analysis of Net Assets
Net capital contributed by members                 $        19,237,488
Net unrealized gain on investments                             869,238
                                                     ---------------------
Net assets (equivalent to $102.31 per unit based
on 196,521 units outstanding)                      $        20,106,726
                                                     =====================


See accompanying notes to financial statements.




                 TORREY U.S. STRATEGY PARTNERS, LLC
               (A Delaware Limited Liability Company)
                      Schedule of Investments
                           March 31, 2003

                                        Percentage
       Description of investment        of net assets   Fair value
---------------------------------------------------------------------
Investments in United States limited partnerships (a):
 Equity Long/Short Hedged
  CCM Small Cap Value Fund, L.P.               13.98%$  2,811,513
  Cyllenius Partners I, L.P.                    9.01%   1,811,241
  Delta  Onshore, L.P.                         11.42%   2,296,780
  GRT Topaz Partners, L.P.                     12.47%   2,506,816
  Spheric Qualified, L.P.                      12.21%   2,455,876
 Special Situations/Event Driven
  Courage Special Situations Fund, L.P.        12.56%   2,524,606
 Intra-Capitalization Arbitrage
  Hourglass Fund, L.P.                         13.02%   2,617,995
 Event Driven Equity Long/Short
  Jana Partners, L.P.                          13.90%   2,794,411
                                        -----------------------------
   Total investments in limited
   partnerships
     (cost $18,950,000)(b)                     98.57%  19,819,238
Other assets less liabilities                   1.43%     287,488
                                        -----------------------------
   Net assets representing members'
   equity                                     100.00%$ 20,106,726
                                        =============================

(a) During fiscal 2003, no cash distributions were received by the Fund from its investee limited partnerships.
(b) At March 31, 2003, the cost of investments for federal income tax purposes was $18,811,626 and the aggregate gross unrealized gains and losses based on that cost were:

    Unrealized gains                     $ 1,008,975
    Unrealized losses                         (1,363)
                                        --------------
    Net unrealized gains                $  1,007,612
                                        ==============


See accompanying notes to financial statements.




                   TORREY U.S. STRATEGY PARTNERS, LLC
                 (A Delaware Limited Liability Company)
                        Statement of Operations
      Period from inception (September 1, 2002) to March 31, 2003

Investment income                                 $             3,221
                                                    ---------------------
Investment expenses:
    Management fee                                            183,411
    Amortization of offering costs                             66,704
    General and administrative                                 56,714
    Organizational expenses                                    50,000
    Independent manager fee                                    17,500
    Investor servicing fee                                     14,804
                                                    ---------------------
                 Total investment expenses                    389,133
Reimbursement of organizational expenses by
investment advisor                                            (50,000)
                                                    ---------------------
                 Total net investment expenses                339,133
                                                    ---------------------
                 Investment loss, net                        (335,912)
Net unrealized gain on investments in limited
partnerships                                                  869,238
                                                    ---------------------
                 Net increase in net assets
                 resulting from operations        $           533,326
                                                    =====================
See accompanying notes to financial statements.







                       TORREY U.S. STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)
            Statement of Changes in Net Assets Period from inception
                      (September 1, 2002) to March 31, 2003

Increase in net assets resulting from operations:
    Investment loss, net                             $       (335,912)
    Net unrealized gain on investments
    in limited partnerships                                   869,238
                                                     -----------------
    Net increase in net assets resulting                      533,326
    from operations

 Members' capital contributions (issued
 196,521 units)                                            19,573,400
                                                     -----------------
                            Total increase                 20,106,726

Net assets:
    Beginning of the period                                        -
                                                     -----------------
    End of the period                                $     20,106,726
                                                     =================


See accompanying notes to financial statements.







                       TORREY U.S. STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)
                             Statement of Cash Flows
          Period from inception (September 1, 2002) to March 31, 2003


Cash flows from operating activities:
 Net increase in net assets resulting from
 operations                                        $       533,326
 Adjustments to reconcile net increase in net
  assets resulting from operations to net cash used
  in operating activities:
   Net unrealized gain on investments in limited
   partnerships                                           (869,238)
   Amortization of offering costs                           66,704
   Change in assets and liabilities:
    Purchases of investments in limited partnerships   (18,950,000)
    Receivable from investment advisor                     (50,000)
    Other assets                                          (103,604)
    Management fee payable                                  99,754
    Accrued expenses                                        61,468
                                                     -----------------
     Net cash used in operating activities             (19,211,590)
                                                     -----------------
Cash flows from financing activities:
 Members' capital contributions                         19,573,400
 Advance member contributions                              175,000
                                                     -----------------
     Net cash provided by financing activities          19,748,400
                                                     -----------------
     Net increase in cash                                  536,810
Cash, beginning of the period                                   -
                                                     -----------------
Cash, end of the period                            $       536,810
                                                     =================


See accompanying notes to financial statements.

                       TORREY U.S. STRATEGY PARTNERS, LLC
                     (A Delaware Limited Liability Company)
                          Notes to Financial Statements
                                 March 31, 2003

(1) Organization

    Torrey U.S. Strategy Partners, LLC, a Delaware limited liability company (the Fund), is registered under the Investment Company Act of 1940, and is a closed-end, non-diversified, management investment company. The Fund was formed on March 25, 2002, and commenced operations on September 1, 2002. The Fund's term is perpetual unless the Fund is otherwise dissolved under the terms of its limited liability company agreement. The investment advisor of the Fund is Torrey Associates, LLC. The power to manage and control the business affairs of the Fund is vested in the Board of Managers, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the business of the Fund. Investors may purchase units of the Fund through private placements. Investors may not be able to liquidate their investment other than as a result of repurchases of units by the Fund. The Board of Managers, from time to time and in their complete and exclusive discretion, may determine to cause the Fund to repurchase units.

    Pursuant to applicable Delaware law, investors generally are not personally liable for obligations of the Fund unless they participate in the control of the business of the Fund. Under Delaware law and the terms of the limited liability company agreement, each member may be liable up to the amount of any contributions of capital of the Fund (plus any accretions in value).

(2) Summary of Significant Accounting Policies

    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

    (a) Investments in Limited Partnerships

        Investments in limited partnerships are reported at fair value and are valued by the investment advisor in accordance with the limited liability company agreement. The fair values of investments in these limited partnerships are generally determined by the investment advisor based on periodic financial information (including annual audited financial statements) obtained from investee partnerships. Realized gains and losses are recognized at the time of full withdrawal from a limited partnership. Unrealized gains and losses are reflected in operations when changes between the carrying value and fair value of limited partnership interests occur.

    (b) Advance Member Contributions

        Member capital contribution requests are recorded in the capital accounts as of the beginning of the first business day of the month following the contribution. Any cash received by the Fund prior to this date is recorded as a liability until reflected in the capital accounts.

    (c) Income Taxes

        The Fund is not subject to income taxes; the individual members are required to report their distributive share of the Fund's realized income, gain, loss, deductions, or credits on their individual income tax returns. Net investment losses of $335,912 have been reclassified to net capital contributed by members in the analysis of net assets section of the accompanying statement of assets and liabilities.

    (d) Revenue and Expenses

        Interest income is accrued as earned. Expenses are accrued as incurred. The Fund bears all of its general and administrative expenses.

    (e) Profit and Loss Allocations

        Profits and losses are allocated to the members in accordance with the terms of the limited liability company agreement. In general, each member shares in the profits and losses of the Fund in proportion to their respective interests in the Fund.

    (f) Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

        The assets of the investee limited partnerships may consist of readily marketable securities, which are valued at quoted market prices. However, because the Fund does not directly invest in the underlying securities of the investee partnerships, and due to restrictions on the transferability and timing of withdrawals from the investee partnerships, the amounts realized upon liquidation could differ from such reported values.

(3) Expenses of the Fund

    The Fund bears all expenses in connection with the operation of the Fund. Examples of expenses borne by the Fund include all costs and expenses related to portfolio transactions and positions for the Fund's account, costs and expenses related to the establishment of any investments managed by sub-advisors, legal fees, accounting fees, operational and compliance support fees and expenses, costs of insurance, organizational and registration expenses, offering costs, and expenses of meetings of managers and investors of the Fund.

    The Fund pays the placement agent a quarterly investor servicing fee at an annual rate of 0.15% of the Fund's net assets each quarter. Investor servicing fees totaled $14,804 in fiscal 2003.

    The Fund pays each independent member of the Board of Managers an annual compensation of $15,000 per year. Independent manager fees totaled $17,500 in fiscal 2003.

(4) Management Fees

    The investment advisor is paid a management fee by the Fund as compensation for its services to the Fund at an annual rate of 2.0% of the Fund's net assets. The management fee is payable quarterly in arrears calculated on the basis of net asset value as of the end of such quarter. Management fees totaled $183,411 for fiscal 2003.



(5) Related Party Receivable

    During 2002, the investment advisor agreed to bear $50,000 of organizational costs of the Fund. As these costs were paid by the Fund and will be reimbursed by the investment advisor, a related party receivable has been recorded related to this amount.

(6) Other Assets

    Other assets consist primarily of $33,296 (net of accumulated amortization) of capitalized costs related to the offering and registration of member units. In accordance with accounting principles generally accepted in the United States of America, the Fund is amortizing these costs on a straight-line basis, over a period not to exceed 12 months from September 1, 2002. For fiscal 2003, amortization expense related to these offering costs was $66,704.

(7) Financial Highlights

    The Fund's financial highlights for the period from inception (September 1, 2002) to March 31, 2003 are as follows:

      Per share operating performance:
      (For a share of capital stock outstanding throughout the period):

          Net asset value, beginning of period           $    100.00
                                                          -----------
      Income (loss) from investment operations:

          Net investment loss                                  (2.54)
          Net unrealized gain on investments                    4.85
                                                           -----------
             Total from investment operations                   2.31
                                                           -----------
             Net asset value, end of period              $    102.31
                                                           ===========
      Total return:                                             2.31%

      Supplemental data:
        Net assets, end of period                       $ 20,106,726
        Ratio to average net assets (annualized):
                Expenses*                                       3.71%
                Net investment loss                           (3.68)%

        Portfolio turnover rate                                 0.00%

    * The investment advisor reimbursed the Fund for certain expenses in fiscal 2003. Had the investment advisor not done so, the annualized ratio of expenses would have been 4.26%.

    Total return is calculated assuming a member had been invested in the Fund from the period from inception (September 1, 2002) to March 31, 2003. Net investment loss (per share) was determined by dividing net investment loss by the weighted average number of shares outstanding during the period from inception (September 1, 2002) to March 31, 2003.